UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2011

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) PricewaterhouseCoopers LLP (“PwC”) was the independent registered public accounting firm that audited the consolidated financial statements for Allscripts Healthcare Solutions, Inc. (“Allscripts”) for the seven-month transition period ended December 31, 2010 and for the fiscal years ended May 31, 2010 and 2009. On May 23, 2011, the audit committee of Allscripts dismissed PwC as Allscripts’ independent registered public accounting firm. PwC’s reports on Allscripts’ financial statements for the seven-month transition period ended December 31, 2010 and for the fiscal years ended May 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In addition, during Allscripts’ seven-month transition period ended December 31, 2010 and the prior two most recent fiscal years and through the date of this report, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in their reports for such transition period and fiscal years. During the transition period, the two most recent fiscal years and through May 23, 2011, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Allscripts has provided PwC with a copy of the foregoing disclosures and requested that PwC furnish a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements made by Allscripts. A copy of such letter, dated May 25, 2011, is filed as Exhibit 16.1 to this Form 8-K, and incorporated herein by reference.

(b) On May 23, 2011, the audit committee of Allscripts engaged Ernst & Young LLP (“E&Y”) to be the independent registered public accounting firm for Allscripts for the year ending December 31, 2011. During the seven-month transition period ended December 31, 2010 and during the fiscal years ended May 31, 2010 and 2009, and during the period through May 23, 2011, Allscripts did not consult with E&Y in regards to Allscripts’ financial statements, which were audited by PwC, with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that was rendered on the Allscripts’ financial statements or the type of audit opinion that might be rendered on Allscripts’ financial statements; or (iii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.02.	Departure, election or appointment of directors or officers; compensatory arrangements of certain officers.

At the Annual Meeting of Stockholders held on May 20, 2011, the stockholders of Allscripts Healthcare Solutions, Inc. (the “Company”) approved the Company’s 2011 Stock Incentive Plan (the “2011 Plan”), which had been previously approved by the Board of Directors, subject to stockholder approval.

The following paragraphs provide a summary of certain terms of the 2011 Plan. The 2011 Plan is set forth in its entirety as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The purposes of the 2011 Plan are: (i) to align the interests of the Company’s stockholders and recipients of awards under the 2011 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success; (ii) to advance the interests of the Company by attracting and retaining officers, other key management employees, directors and independent contractors; and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

Under the 2011 Plan, the Company may grant: (i) non-qualified stock options; (ii) “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code); (iii) stock appreciation rights (“SARs”); (iv) restricted stock and restricted stock units (“Stock Awards”); and (v) performance units.

Subject to the terms and conditions of the 2011 Plan, the number of shares authorized for grants under the 2011 Plan is 14,000,000, reduced by the number of shares subject to awards granted under prior equity award plans of Allscripts on or after January 1, 2011. The number of shares available for issuance under the 2011 Plan shall be reduced by one (1) share for any shares subject to a Stock Award or performance unit and by one-half (0.5) of share for any shares subject to a stock option or SAR.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 20, 2011. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

Each of the eight directors proposed by the Company for election was elected to serve until the Company’s 2012 Annual Meeting of Stockholders or until his or her successor has been elected and qualified. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Dennis Chookaszian	136,166,600	9,575,552	28,126,035
Eugene V. Fife	144,829,425	912,727	28,126,035
Marcel L. “Gus” Gamache	143,764,096	1,978,056	28,126,035
Philip D. Green	136,424,419	9,317,733	28,126,035
Edward A. Kangas	129,003,960	16,738,192	28,126,035
Michael J. Kluger	136,421,688	9,320,464	28,126,035
Philip M. Pead	144,432,727	1,309,425	28,126,035
Glen E. Tullman	144,430,034	1,312,118	28,126,035

Stockholders approved the Company’s 2011 Stock Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
120,103,826	25,538,052	100,274	28,126,035

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
133,048,961	12,585,248	107,943	28,126,035

Stockholders approved, on an advisory basis, the holding of an advisory vote every year on compensation of the Company’s named executive officers. The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
112,187,976	572,866	32,877,189	104,121	28,126,035

Based on these results, the Board of Directors has determined that the Company will hold an advisory vote on compensation of the Company’s executive officers every year.

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The voting results were as follows:

For	Against	Abstain
171,927,110	1,831,001	110,076

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Allscripts Healthcare Solutions, Inc. 2011 Stock Incentive Plan

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 25, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: May 26, 2011	By:	/s/ William J. Davis
William J. Davis
Chief Financial Officer

Exhibit Index

10.1	Allscripts Healthcare Solutions, Inc. 2011 Stock Incentive Plan

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 25, 2011